UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2025

PATRIOT NATIONAL BANCORP, INC.

(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Bedford Street

Stamford, Connecticut 06901

(Address of Principal Executive Offices) (Zip Code)

(203) 252-5900

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Patriot National Bancorp, Inc. (the “Company”) previously reported that, as part of its recent private placement (the “Private Placement”) of shares of common stock, par value $0.01 per share (“Common Stock”), and shares of Series A Non-Cumulative Perpetual Convertible Preferred Stock, no par value per share, the Company entered into an amendment (the “Amendment”) to its Fixed Rate Senior Notes (“Senior Notes”) with holders of Senior Notes. The Amendment included, in part, the provision permitting any holder of Senior Notes to elect to voluntarily convert any amount of such noteholder’s remaining outstanding principal and/or interest into shares of Common Stock on the same terms as in the Private Placement.

Two noteholders, including Solaia Capital Holdings LLC, of which Michael Carrazza, Chairman of the Board of Directors of the Company, serves as the manager, converted a total of $1,896,956.92 of the aggregate principal and accrued unpaid interest due on the Senior Notes into 2,529,275 shares of Common Stock (the “Conversion”) in compliance with the terms of the Amendment, and on May 13, 2025, entered into the Securities Purchase Agreements and Registration Rights Agreements with the Company. Terms of these agreements were described in, and forms of these agreements were attached as Exhibit 10.2 and Exhibit 10.3, respectively, to, the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2025.

Shares of Common Stock issued upon the conversion of Senior Notes were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided under Rule 506 of Regulation D promulgated under the Securities Act and Section 4(a)(2) of the Securities Act as securities offered and sold only to accredited investors (as defined in Rule 501(a) of Regulation D under the Securities Act) in a transaction not involving any public offering.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above related to the Conversion is incorporated by reference in this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2025, William Paul Simmons was appointed as the Executive Vice President and Chief Credit Officer of Patriot Bank, N.A., the Company’s wholly-owned subsidiary (the “Bank”).

Mr. Simmons, 63, joined the Bank from Sunwest Bank where he served as Chief Credit Officer responsible for all aspects of credit administration, including lending and securities investments since May 2020. Mr. Simmons has over 35 years of banking and financial services industry experience, including leadership roles with Citigroup, GE Capital, Apollo Real Estate Advisors, and Zions Bancorporation. He served as Chief Credit Officer for two publicly held banks Silvergate Bank and Banc of California prior to joining Sunwest Bank. He received his Bachelor of Science degree from Brigham Young University and an MBA from the University of Rochester, Simon School of Business.

On May 15, 2025, the Company entered into an employment agreement (the “Simmons Employment Agreement”) with Mr. Simmons, dated as of April 30, 2025.

The Company has previously reported that Angie Miranda was appointed as the Executive Vice President and Chief Risk Officer of the Bank, to be effective as of May 6, 2025, and that the compensation to Ms. Miranda was being negotiated. On May 15, 2025, the Company entered into an employment agreement with Angie Miranda (the “Miranda Employment Agreement” and together with the Simmons Employment Agreement, the “Employment Agreements”), dated as of April 30, 2025.

Under the Employment Agreements, the term of employment of each executive ends on April 30, 2028 (the “Employment Period”); provided, however, that, commencing on April 30, 2027, and on each anniversary of such date (such date and each annual anniversary thereof, a ”Renewal Date”), unless previously terminated, the Employment Period will automatically be extended so as to terminate two years from such Renewal Date.

During the Employment Period, Mr. Simmons will receive an annual base salary (the “Annual Base Salary”) at a rate of not less than $400,000 and Ms. Miranda will receive the Annual Base Salary of not less than $350,000, in each case, payable in accordance with the Company’s normal payroll policies and subject to the review for increase at least annually by the Compensation Committee of the Board of Directors of the Company pursuant to customary performance review policies. With respect to each fiscal year ending during the Employment Period, the executive will be eligible to receive an annual bonus (the “Annual Bonus”) under the Company’s 2025 Omnibus Equity Incentive Plan (the “Plan”), with an annual target of at least 50% of the Annual Base Salary, prorated for any partial year, in either cash or in the form of equity awards.

The Company is obligated to issue, within ninety (90) days following the closing of the Private Placement, an initial equity award of restricted stock units (“RSUs”) under the Plan (the “Initial Equity Award”) to each of Mr. Simmons and Ms. Miranda. Mr. Simmons’ Initial Equity Award represents the right to receive 1,000,000 shares of Common Stock and Ms. Miranda’s Initial Equity Award represents the right to receive 450,000 shares of Common Stock, in each case, subject to the terms of the applicable Employment Agreement and award agreement. RSUs vest in three equal annual installments beginning on April 30, 2026, subject to each executive’s continued employment through each applicable vesting date.

The Company is also obligated to issue to Mr. Simmons an annual equity award of RSUs (the “Annual Equity Award”) within thirty (30) days following the end of each calendar year during the term of the Simmons Employment Agreement. The Annual Equity Award represents the right to receive the number of shares of Common Stock equal to 0.5% multiplied by the number of then outstanding shares of Common Stock and shares of Common Stock issuable upon the conversion of preferred stock or convertible debt instruments, subject to certain exceptions, as of the most recent year-end minus the greater of (i) the number of shares of Common Stock previously issued to Mr. Simmons in connection with his Initial Equity Award and Annual Equity Awards and (ii) 100,000,000 shares of Common Stock.

Within ten business days following the date on which the RSUs are vested, the Company will be obligated to deliver to each executive: (i) to the extent the Plan has not been approved by the Company’s shareholders, cash equal to the fair market value of one share of Common Stock for each RSU that vested on the applicable vesting date; or (ii) to the extent the Plan has been approved by the Company’s shareholders, one share of Common Stock for each RSU that vested.

The Employment Agreements also contain certain termination, claw back, confidentiality and other customary provisions.

The foregoing description of the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of these documents, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 15, 2025, the Board of Directors of the Company approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), effective as of the same date. Among other things, the amendments contained in the Amended and Restated Bylaws provide that any action required or permitted by any provision of Connecticut law to be taken at a shareholders’ meeting may be taken without a meeting and without prior notice, if consents in writing setting forth the action so taken are signed by the holders of outstanding shares having not less than the minimum number of votes that would be required to authorize such action at a shareholders meeting.

The Bylaws also contain conforming, clarifying, and updating changes to supplement the above amendments, as well as certain other routine and technical updates and revisions.

The foregoing description of amendments set forth in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws, a copy of which is attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On May 19, 2025, the Company issued a press release announcing new members of the Board of Directors and management of the Bank. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

The Company currently plans to hold its 2025 Annual Meeting of Shareholders (the “Annual Meeting”) on June 26, 2025. The Company has set the record date for determining the shareholders of record who will be entitled to vote at the Annual Meeting as the close of business on May 16, 2025. The time and location of the Annual Meeting will be as set forth in the Company’s definitive proxy statement for the Annual Meeting to be filed with the SEC. Because the scheduled date of the Annual Meeting is more than 30 days before the anniversary of the Company’s 2024 Annual Meeting of Shareholders held on December 18, 2024, established deadlines regarding the submission of shareholder proposals pursuant to Rule 14a-8 (“Rule 14a-8”) under the Exchange Act for the Annual Meeting are no longer applicable. The Company is hereby providing notice of certain deadlines for the submission of shareholder proposals in connection with the Annual Meeting in accordance with Rule 14a-5(f) under the Exchange Act, and is informing shareholders of the new dates described below for submitting shareholder proposals and other matters.

A shareholder intending to present (i) a proposal to be included in the proxy statement for the Annual Meeting pursuant to Rule 14a-8 or (ii) any director nomination or other proposal that any shareholder intends to present at the Annual Meeting but not seek to have included in the proxy materials pursuant to Rule 14a-8, must deliver the proposal or nomination in writing to the Company’s Secretary at its corporate office at 900 Bedford Street, Stamford, CT, 06901 no later than a reasonable time before we begin to print and mail the proxy materials for the Annual Meeting. To be considered for inclusion in this year’s proxy materials for the Annual Meeting, shareholder proposals must be submitted in writing on or before the close of business on May 23, 2025, which the Company believes to be a reasonable deadline under the applicable rules of the Exchange Act. In addition to complying with such deadline, shareholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with Connecticut law, the Company’s Amended and Restated Bylaws, as well as all applicable rules and regulations promulgated by the SEC under the Exchange Act. Any director nominations and shareholder proposals received after such deadline will be considered untimely and will not be considered for inclusion in the proxy materials for the Annual Meeting nor will it be considered at the Annual Meeting. The public announcement of an adjournment or postponement of the date of the Annual Meeting will not commence a new time period (or extend any time period) for submitting a proposal pursuant to Rule 14a-8. In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by May 29, 2025, the tenth calendar day following the date of this Current Report on Form 8-K publicly announcing the date of the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Bylaws
10.1	Employment Agreement with William Paul Simmons
10.2	Employment Agreement with Angie Miranda
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

The Company filed a preliminary proxy statement with the SEC relating to the Annual Meeting. INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MATTERS RELATED TO THE ANNUAL MEETING. The definitive proxy statement and other documents relating to the Annual Meeting (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov. These documents (when they are available) can also be obtained free of charge from the Company upon written request by directing such request to the Company at 900 Bedford Street, Stamford, CT, 06901.

No Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization from any investor or securityholder with respect to the Annual Meeting and is not intended to and shall not constitute a solicitation of any vote of approval.

Participants in Solicitation

The Company and its directors, executive officers and other members of its management may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting under the SEC rules. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on April 15, 2025. Additional information about the interests of those participants may be obtained from reading the definitive proxy statement and other documents relating to the Annual Meeting when they become available. When available, these documents can be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

May 19, 2025	By:	/s/ Steven Sugarman
Steven Sugarman
President